                                                                      EXHIBIT 24

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Thomas A. Russo, Michael R. Milversted and Karen
M. Muller and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Lehman Brothers Inc., for the fiscal year ended December 31, 1993 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: As of March 31, 1994

/s/         ROGER S. BERLIND                /s/        STEPHEN BIER
- ----------------------------------------    ----------------------------------------
Roger S. Berlind                            Stephen Bier
Director                                    Principal Accounting Officer

/s/        PHILIP CALDWELL                  /s/        RICHARD S. FULD, JR.
- ----------------------------------------    ----------------------------------------
Philip Caldwell                             Richard S. Fuld, Jr.
Director                                    Chief Executive Officer,
                                            President and Director

/s/           HARVEY GOLUB                  /s/            JOHN R. LAIRD
- ----------------------------------------    ----------------------------------------
Harvey Golub                                John R. Laird
Director                                    Director

/s/       SHERMAN R. LEWIS, JR.             /s/           DAVID MARCUS
- ----------------------------------------    ----------------------------------------
Sherman R. Lewis, Jr.                       David Marcus
Director                                    Director

/s/           ROBERT MATZA                  /s/         MALCOLM WILSON
- ----------------------------------------    ----------------------------------------
Robert Matza                                Malcolm Wilson
Chief Financial Officer                     Director
Director
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